UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 28, 2011

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On October 28, 2011, AZZ incorporated, a Texas corporation (the “Company”) entered into a Private Shelf Agreement by and among the Company, Prudential Investment Management, Inc. (“Prudential”) and the other purchasers identified therein (the “Private Shelf Agreement”), pursuant to which the Company may issue and sell, through one or more private placement transactions, up to $100 million aggregate principal amount of Senior Notes (the “Notes”) with interest rates to be agreed upon by the Company and Prudential immediately prior to each issuance and sale of Notes (each, a “Note Offering” and together, the “Note Offerings”).  Pursuant to the Private Shelf Agreement, the Company’s payment obligations with respect to the Notes may be accelerated upon any Event of Default, as defined in the Private Shelf Agreement.  The Company has obtained the consent of Bank of America, N.A. (“Bank of America”) to the execution and delivery of the Private Shelf Agreement and to the Note Offerings so that undertaking the Note Offerings will not otherwise constitute a default under the Second Amended and Restated Credit Agreement Company by and among the Company, Bank of America and certain other lenders (including Bank of America) dated as of May 25, 2006, as amended, modified, supplemented, restated or amended and restated from time to time.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Private Shelf Agreement as filed as Exhibit 10.1 to this Current Report on Form 8-K, which text is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The information presented in Item 1.01 hereof with respect to the Private Shelf Agreement is hereby incorporated by reference in this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed as part of this report.

Exhibit 10.1	Private Shelf Agreement, dated as of October 28, 2011, by and among AZZ incorporated, Prudential Investment Management, Inc. and the other purchasers identified therein

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
Date: November 1, 2011	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1	Private Shelf Agreement, dated as of October 28, 2011, by and among AZZ incorporated, Prudential Investment Management, Inc. and the other purchasers identified therein